UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2025

OSR HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41390	84-5052822
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

10900 NE 4th Street, Suite 2300, Bellevue, WA	98004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (425) 635-7700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OSRH	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	OSRHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On March 27, 2026, OSR Holdings, Inc. (the “Company” or “OSRH”), together with its wholly-owned subsidiary Vaximm AG (“Vaximm”), entered into a Binding Term Sheet (the “Term Sheet”) with BCM Europe AG (“BCME”) relating to a revised global exclusive license arrangement for VXM01.

The Term Sheet supersedes and replaces in its entirety the prior binding term sheet dated January 13, 2025 between Vaximm and BCME.

Under the revised structure, the Company has been introduced as a direct counterparty to the Term Sheet alongside Vaximm and will serve as the primary recipient of milestone and royalty payments under the arrangement.

Pursuant to the Term Sheet, Vaximm will grant, upon closing of the definitive license agreement, BCME an exclusive, worldwide, sublicensable license to develop and commercialize VXM01. BCME will be responsible for up to $815.0 million in milestone payments, payable directly to the Company. In addition, the Company will provide Vaximm with a development financing facility of up to $30.0 million.

Execution of a definitive agreement remains subject to customary conditions, including completion of due diligence, board approvals and receipt of an independent fairness opinion.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Term Sheet, which is filed as Exhibit 10.1 hereto.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
10.1	Global License Agreement for VXM01, dated March 23, 2026, between Vaximm AG, OSR Holdings, Inc. and BCM Europe AG
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2026

OSR HOLDINGS, INC.

By:	/s/ Kuk Hyoun Hwang
	Name:	Kuk Hyoun Hwang
	Title:	Chief Executive Officer

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